                                                                   Exhibit 10.12

                          REGISTRATION RIGHTS AGREEMENT


         Agreement dated as of August 29, 1997 by and among Vista Hospice Care, Inc., a Delaware corporation (the "Company"), and the holders of capital stock of the Company listed on Exhibit A hereto (the "Purchasers").

                                    Recitals:

         A. Certain of the Purchasers (the "Bessemer Purchasers") purchased common stock of the Company pursuant to a Stock Purchase Agreement dated November 22, 1995 (the "Bessemer Purchase Agreement") and, in connection therewith, were granted certain registration rights;

         B. Lighthouse Capital Partners II, L.P. ("Lighthouse"), one of the Purchasers, purchased common stock of the Company pursuant to Amendment No. 1 to the Bessemer Purchase Agreement dated March 20, 1997 (the "Lighthouse Agreement") and, in connection therewith, was granted certain registration rights;

         C. Certain of the Purchasers are purchasing Series B preferred stock of the Company ("Series B Shares") and common stock of the Company pursuant to a Stock Purchase Agreement of this date (the "HCCP Purchase Agreement"); and

         D. The parties desire that all the Purchasers have common registration rights with respect to their shares of capital stock of the Company.

         In consideration of the foregoing and the covenants set forth herein, the parties hereto agree as follows:

         1. Amendment of Bessemer Purchase Agreement and Amendment of Lighthouse Agreement. The Bessemer Purchase Agreement is hereby amended so that Sections
7.1 and 7.4 through 7.13 are deleted in their entirety and superseded (as to the Company and the Bessemer Purchasers) by the subsequent provisions hereof. The Lighthouse Agreement is hereby amended so that Sections 2 and 3 are deleted in their entirety and superseded by the subsequent provisions hereof.

         2. Definitions. For purposes of this agreement, the following terms shall have the following respective meanings:

                  "Commission" shall mean the Securities and Exchange
         Commission.

                  "Common Shares" shall mean shares of common stock of the Company (i) purchased by a Purchaser pursuant to the Bessemer Purchase Agreement, (ii) purchased by Lighthouse pursuant to the Lighthouse Agreement, (iii) into which the Series B Shares purchased by a Purchaser at any time pursuant to the HCCP Purchase Agreement (including the Additional Shares as defined therein) have been converted or are convertible, (iv) purchased by a Purchaser pursuant to the HCCP Purchase Agreement, (v) acquired by a Purchaser, or their assigns, pursuant to preemptive, first refusal or similar rights or upon conversion or exercise of securities acquired pursuant to said rights, and (vi) acquired in respect of the foregoing upon stock dividends, subdivisions, combinations or other capital changes.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, and as the same may be amended and in effect from time to time.

                  "Holders" shall mean (i) the Purchasers, (ii) any successor or assignee of a Purchaser who is an affiliate, partner or retired partner of such Purchaser, the estate or any immediate family member of (A) any such partner or retired partner or (B) any such partner's spouse, or a trust for the benefit of any such person and (iii) any other successor or assign of a Purchaser (other than a successor or assign who acquires Common Shares pursuant to a registered public offering or pursuant to a transaction covered by Rule 144 under the Securities Act) who holds at least 5% of the Common Shares then existing (including Common Shares which may be acquired upon conversion or exercise of outstanding securities) and has agreed in writing with the Company to acquire and hold the Common Shares subject to all the restrictions applicable to the transferor. For purposes of this Agreement, "immediate family" shall mean one's spouse, lineal descendants, father, mother, brother or sister.

                  "Registration Expenses" and "Selling Expenses" shall mean the expenses so described in Section 8.

                  "Registration Statement" shall mean a registration statement filed by the Company with the Commission for a public offering and sale of common stock of the Company (other than a registration statement or Form S-8 or S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

                  "Securities Act" shall mean the Securities Act of 1933, and the rules and regulations of the Commission thereunder, all as the same shall be amended and in effect from time to time.

         3. Required Registration.

                  3.1 At any time after the earlier of August 29, 2000 or six months after the closing of the first underwritten public offering of shares of common stock of the Company pursuant to a Registration Statement, a Holder or Holders holding in the aggregate at least 10% of the total Common Shares then existing (including Common Shares which may be acquired upon conversion or exercise of outstanding securities) may request in writing that the Company effect the registration on Form S-1 or SB-2 (or successor form) of shares of common stock which are Common Shares owned by such Holders having an aggregate offering price of at least $3,000,000 (based on the then current market price or fair value). If the Holders initiating the registration intend to distribute the Common Shares by means of an underwriting, they shall so advise the Company in their request, provided that the designation of the managing underwriter shall be subject to the approval of the Company, which shall not be unreasonably withheld or delayed.

               3.2 Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Holders. Such Holders shall have the right, by giving written notice to the Company within twenty (20) days after the Company provides its notice, to elect to have included in such registration such of their shares of common stock which are Common Shares as such Holders may request in such notice of election provided that if the underwriter(s), if any, managing the offering determine(s) that, because of marketing factors, all of the Common Shares requested to be registered by all Holders may not be included in the offering, then all Holders who have requested registration shall participate in the registration pro rata based on the number of existing Common Shares held by each (including Common Shares which may be acquired upon conversion or exercise of outstanding securities). If the registration is underwritten, the right of other Holders to participate shall be conditioned upon their participation in such underwriting.

                  3.3 The Company shall, as expeditiously as possible, use its best efforts to effect the registration of all Common Shares which the Company has been requested to so register. The Company shall not be required, pursuant to this Section 3, to effect more than three such registrations nor to file a Registration Statement within 270 days of the effective date of a previous registration on Form S-1 or SB-2 (or successor form). A registration shall not be deemed to have been effected unless it shall have been declared effective.

                  3.4 The Company may include in any such registration shares of common stock for its own account, except as and to the extent that the managing underwriter(s) determine(s) that such inclusion would materially adversely effect the offering.

         4. Incidental Registration. Whenever the Company proposes to file a Registration Statement (other than pursuant to Section 3), it will notify each Holder in writing of its intention to do so and of the proposed method of distribution at least twenty (20) days prior to such filing, and upon the request of a Holder given in writing within ten (10) days after the date of such notice, the Company will use its best efforts as soon as practicable thereafter to cause all of the shares of common stock which are Common Shares specified by such Holder to be included in such Registration Statement, provided that, if the offering is to be underwritten, the right of inclusion shall be subject to the Holder's participation in such underwriting. In addition, if the offering is to be underwritten, in the event the managing underwriter determines and advises in writing that the inclusion of all Common Shares of such requesting Holders and all other shares of the Company's common stock to be offered by the Company would interfere with the marketing of such securities, then the number of Common Shares to be included in the Registration Statement by Holders shall be allotted pro rata based on the number of existing Common Shares (including shares which may be acquired upon conversion or exercise of outstanding securities) then owned by each.

         5. Registration on Form S-3.

                  5.1 If the first anniversary of the closing of the first underwritten public offering of shares of common stock of the Company occurs within the two-year period following the date of this Agreement, the Company shall use its best efforts to file and cause to become effective a so-called "shelf" registration statement on Form S-3, or successor form, covering all shares of common stock which are Common Shares held by Holders. The Company shall keep such registration statement effective until the fifth anniversary of the date of this Agreement or until all the Common Shares covered thereunder have been sold, whichever is earlier.

                  5.2 At any time after the Company becomes eligible to file a registration statement on Form S-3, or successor form, relating to secondary offerings, if the shelf registration pursuant to 5.1 above is not required or has ceased to be effective, any Holder may notify the Company in writing that such Holder intends to offer or cause to be offered for sale its shares of common stock which are Common Shares having an aggregate offering price of not less than $500,000 (based on the then current public market price of the Company's common stock) and request the Company to cause such Common Shares to be registered on Form S-3, or successor form, under the Securities Act for sale in accordance with the method of distribution specified in such notice. Upon any such request, the Company will use its best efforts as soon as practicable thereafter to prepare and file a registration statement on the appropriate form covering such Common Shares. Neither the Company nor any other Holder or Other Holder may include any securities in any such registration statement which relates to an underwritten offering unless the underwriter or underwriters managing the offering shall determine and advise in writing that such inclusion will not interfere with the marketing of the securities to be offered by the requesting Holder or Holders. The managing underwriter(s) of any such offering shall be chosen by the Holder exercising its rights hereunder, or if more than one such Holder is exercising such rights, by the Holder of the greatest number of Common Shares to be so included, provided that such managing underwriter(s) shall be reasonably satisfactory to the Company. Any Holder or Holders intending to request a registration pursuant to hereto shall notify each other Holder of such request at least 20 days prior to making the request and shall permit each such other Holder to join such request provided that such other Holder, within 10 days of receipt of such notification, so indicates its intention in writing to the Holder or Holders from which such notification was received. The Company, if requested, shall provide reasonable assistance in such notification process. If the underwriter managing such an offering shall determine that the number of Common Shares proposed to be included would interfere with the marketing of the same, then the number of Common Shares proposed to be included in such registration statement shall be reduced to the extent deemed appropriate by such managing underwriter pro rata among the Holders joining such request in proportion to the number of existing Common Shares then held by each, including shares which may be acquired upon conversion or exercise of outstanding securities.

                  5.3 The Company shall not be required, pursuant to Section 5.2, to file a Registration Statement within 90 days of the effective date of a previous registration on Form S-3 (or successor form).

         6. Conditions of Obligations to Register Shares. As conditions to the Company's obligation hereunder to cause a Registration Statement to be filed or Common Shares to be included in a Registration Statement, the Holder shall provide such information and execute such documents as may reasonably be required in connection with such registration.

         7. Registration Procedures. If and whenever the Company is required by the provisions hereof to use its best efforts to include any of the Common Shares in a Registration Statement filed under the Securities Act, the Company shall, as expeditiously as possible:

         (a) Prepare and file with the Commission a registration statement with respect to such Common Shares and use its best efforts to cause such Registration Statement to become effective.

         (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the third anniversary of the date of this Agreement, in the case of a shelf registration pursuant to Section 5.1, or for 120 days from the date of its effectiveness, in the case of any other registration.

         (c) Furnish to each Holder such number of copies of the prospectus contained in such Registration Statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Common Shares owned by such Holder.

         (d) Use its best efforts to register or qualify the Common Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as each selling Holder shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the disposition of the Common Shares owned by such Holder in such jurisdictions during the period specified in Section 7(b), provided that the Company shall not be required in connection herewith to execute a general consent to service of process in any jurisdiction.

         (e) Notify each Holder of any Common Shares covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. Each Holder agrees, upon receipt of such notice, forthwith to cease making offers and sales of the Common Shares pursuant to such registration statement or deliveries of the prospectus contained therein for any purpose and to return to the Company, for modification and exchange, the copies of such prospectus not theretofore delivered by such Holder, provided that the Company shall forthwith prepare and furnish, after securing such approvals as may be necessary, to such Holder a reasonable number of copies of any supplement to or amendment of such prospectus that may be necessary so that, as thereafter delivered to the purchasers of such Common Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         (f) Provide an institutional transfer agent for the Common Shares at least by the effective date of the first registration of any of such Common Shares.

         (g) Promptly notify all selling Holders of any stop order or similar proceeding initiated by state or federal regulatory bodies and use its best efforts to take all necessary steps expeditiously to remove such stop order or similar proceeding.

         8. Allocation of Expenses. All expenses incurred by the Company in complying with any of the foregoing provisions hereof, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, any premium or other expenses involved in securing a policy or policies of registration insurance (but only if the Company in its sole discretion shall choose to secure such a policy or policies, such policy or policies hereinafter referred to as "registration insurance"), reasonable fees and disbursements of counsel for the Company and the selling Holders, and reasonable accountants' fees and expenses incident to or required by any such registration, are herein called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Shares hereunder are herein called "Selling Expenses." If the Company is required by the provisions hereof to use its best efforts to effect the registration of any of the Common Shares under the Securities Act, the Registration Expenses and Selling Expenses in connection with such registration shall be borne as follows:

         (a) Except as specifically provided herein, all Registration Expenses incurred in connection with any registration pursuant to Section 3, 4 or 5 shall be borne by the Company. The Company shall not, however, be required to pay the Registration Expenses relating to any registration pursuant to Section 3, the request for which has been subsequently withdrawn by the Holders unless (i) the withdrawal is based upon material adverse information concerning the Company of which the Holders were not aware at the time of such request, or (ii) a majority in interest of the Holders agree to forfeit their right to one requested registration pursuant to Section 3, in which event such right shall be forfeited by all Holders.

         (b) Selling Expenses shall be borne respectively by the Holders including Common Shares in the registration.

         9. Indemnification and Contribution.

                  9.1 In the event of any registration of any of the Common Shares under the Securities Act pursuant hereto, the Company will indemnify and hold harmless each Holder, each underwriter of such Common Shares, and each other person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Holder, underwriter or controlling person may become subject under the

Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Common Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the registration statement, or any amendment or supplement to such registration statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such Holder, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Holder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such registration statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Holder, underwriter or controlling person specifically for use in the preparation thereof.

                  9.2 In the event of any registration of any of the Common Shares under the Securities Act pursuant hereto, each selling Holder thereof, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Common Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the registration statement, or any amendment or supplement to the registration statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such selling Holder furnished in writing to the Company by or on behalf of such selling Holder specifically for use in connection with the preparation of such registration statement, prospectus, amendment or supplement, provided that the obligations of such selling Holders hereunder shall be limited to an amount equal to the net proceeds to each selling Holder of Common Shares sold in connection with such registration.

               9.3 Each party entitled to indemnification under this Section 9 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7. The Indemnified Party may participate in such defense at such party's expense, provided that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

                  9.4 In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Section 9, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 9; then, in each such case, the Company and such selling Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such selling Holder is responsible for the portion represented by the percentage that the public offering price of its Common Shares offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion, provided that, in any such case, (A) no such selling Holder will be required to contribute any amount in excess of the net proceeds to it of all Common Shares sold by it pursuant to such registration statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

                  9.5 In the event that Common Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Sections 3 or 5, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect


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
to indemnification by the Company of the underwriters of such offering.

                  9.6 To the extent not prohibited by law and in addition to any other rights granted by the Company's Certificate of Incorporation, By-laws or otherwise, in the event that a Purchaser or any representative of a Purchaser who is a director of the Company shall be made or threatened to be made a party to any action, suit or proceeding with respect to which such Purchaser or director shall be entitled to indemnification by the Company pursuant to this Agreement or its Certificate of Incorporation, By-laws, or otherwise, the Purchaser or any director who is a representative of the Purchaser shall be entitled to be represented in such action, suit or proceeding by counsel of its choice and the reasonable expenses of such representation shall be reimbursed by the Company as provided in or authorized under this Agreement or said Certificate of Incorporation, By-laws or other provisions, as presently in effect (whether or not said Certificate of Incorporation or By-laws or other provisions are hereafter amended).

         10. Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of Holders of at least 75% of the Common Shares, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to (a) include securities of the Company in any Registration Statement, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration on terms substantially similar to the terms on which Holders of Common Shares may include shares in such registration or (b) make a request for a demand registration prior to the earlier of August 29, 2000 or six months after the first underwritten public offering of shares of common stock by the Company.

         11. Certain Allocation Matters. For purposes of making any allocations hereunder,

         (a) Each Holder which is a partnership, together with the affiliates, partners and retired partners of such Holder, the estates and immediate family members of any such


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
         partners and retired partners and of their spouses, and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single Holder and any pro-rata reduced inclusion with respect to such Holder shall be based upon the aggregate amount of common stock owned by all entities and individuals so included in such Holder, and the aggregate inclusion so allocated to such Holder shall be allocated among the entities and individuals included in such Holder in such manner as such partnership may reasonably determine.

         (b) The Holders of Series B Shares shall be deemed to hold the number of Common Shares into which their Series B Shares are then convertible pursuant to the provisions of the Company's Certificate of Incorporation.

         12. Miscellaneous.

                  12.1 All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Common Shares), whether so expressed or not, provided, however, that registration rights conferred herein on the Holders shall only inure to the benefit of a transferee who qualifies as a Holder.

                  12.2 All notices, requests, demands and other communications hereunder must be in writing and shall be delivered in person, mailed by prepaid certified or registered mail, return receipt requested, or sent by facsimile transmission, addressed as follows:

         (a)   if to any Bessemer   c/o     Bessemer Venture Partners
               Purchaser, other             1025 Old Country Road
               than Barry M. Smith:         Suite 205
                                            Westbury, NY  11590
                                            Telecopier No.(516) 997-2371
                                            Attn:  Robert H. Buescher

               with a copy to:              Robert V. Jahrling, Esq.
                                            Choate, Hall & Stewart
                                            Exchange Place
                                            53 State Street
                                            Boston, MA 02109

         (b)   if to Health Care    c/o     Ferrer Freeman Thompson
               Capital Partners,              & Co. LLC
                 L.P. or Health Care        The Mill
               Executive Partners,          10 Glenville Street
                 L.P.:                      Greenwich, CT  06831
                                            Telecopier No. (203) 532-8016
                                            Attn:  Robert T. Thompson

               with a copy to:              Robert V. Jahrling, Esq.
                                            Choate, Hall & Stewart
                                            Exchange Place
                                            53 State Street

                                            Boston, MA  02109

         (c)   if to Lighthouse:            Lighthouse Capital
                                              Partners II, L.P.
                                            100 Drakes Landing Road
                                            Suite 260
                                            Greenbrae, CA  94904
                                            Attn:  Contract Administrator

         (d)   if to the Company            Vista Hospice Care, Inc.
               or Barry M. Smith:           6991 East Camelback Road
                                            Suite C-250
                                            Scottsdale, AZ  85258
                                            Telecopier No. (602) 945-3518
                                            Attn:  Chief Executive Officer

               with a copy to:              Gregg A. Griner, Esq.
                                            Cooley Godward LLP
                                            2595 Canyon Boulevard
                                            Suite 250
                                            Boulder, CO  80302

or, in any case, at such other address or addresses as shall have been furnished in writing to the other parties in accordance with the provisions of this
Section 12.2.

                  12.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                  12.4 This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and of the holders of at least ninety percent (90%) of the Common Shares held by all Holders.

                  12.5 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart executed by the party against whom enforcement is sought.

                  12.6 If requested in writing by the underwriters for the first underwritten public offering of securities of the Company, each Holder shall agree not to effect any sale or distribution (including any sale pursuant to Rule 144 or Rule 701 under the Securities Act) of any Common Shares or any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) during the seven days prior to, or 180 days after, the effective date of such registration statement unless the underwriter of such offering otherwise agrees; provided, however, that all persons entitled to registration rights with respect to shares of the Company's Common Stock who are not parties to this Agreement, all other persons selling shares of Common Stock in such offering and all executive officers and directors of the Company shall also have agreed not to sell securities of the Company under the same circumstances and pursuant to the terms set forth in this Section 12.6.

                  12.7 If any provision of this Agreement shall be held to be illegal, invalid or unenforceable such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement unless the effect thereof would be to alter materially the effect of this Agreement, and this Agreement (if not so altered) shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.


              [The rest of this page is intentionally left blank.]

         IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

                                       VISTA HOSPICE CARE, INC.

                                       By: /s/ Barry M. Smith
                                           ------------------------------------
                                           Barry M. Smith, President

                                       BESSEMER VENTURE PARTNERS III L.P.
                                       By: Deer III & Co., general partner

                                       By: /s/ Robert H. Buescher
                                           ------------------------------------
                                           Robert H. Buescher,
                                           general partner

                                       BVP III SPECIAL SITUATIONS L.P.
                                       By: Deer III & Co., general partner

                                       By: /s/ Robert H. Buescher
                                           ------------------------------------
                                           Robert H. Buescher,
                                           general partner


                                       *
                                        ---------------------------------------
                                        William T. Burgin


                                       BRIMSTONE ISLAND CO. L.P.

                                       By: *
                                           ------------------------------------

                                       *
                                        ---------------------------------------
                                       Neill H. Brownstein


                                       /s/ Robert H. Buescher
                                       -----------------------------------
                                       Robert H. Buescher


                                       *
                                        ---------------------------------------
                                       G. Felda Hardymon

                                       *
                                        ---------------------------------------
                                       Christopher F. O. Gabrieli


                                       GABRIELI FAMILY FOUNDATION

                                       By: *
                                           ------------------------------------

                                       *
                                        ---------------------------------------
                                       Michael I. Barach


                                       *
                                        ---------------------------------------
                                       David J. Cowan


                                       *
                                        ---------------------------------------
                                       Diane N. McPartlin


                                       *
                                        ---------------------------------------
                                       Gautam A. Prakash


                                       *
                                        ---------------------------------------
                                       Robi L. Soni


                                       *
                                        ---------------------------------------
                                       Rodney A. Cohen


                                       *
                                        ---------------------------------------
                                       Richard R. Davis


                                       *
                                        ---------------------------------------
                                       Adam P. Godfrey

                                       BELISARIUS CORPORATION

                                       By: *
                                           ------------------------------------

                                       *
                                        ---------------------------------------
                                       Bradford Mills


                                       *
                                        ---------------------------------------
                                       Robert J. S. Roriston


                                       *
                                        ---------------------------------------
                                       Thomas F. Ruhm


                                       *
                                        ---------------------------------------
                                       Russell P. Sternlicht



                                       QUENTIN CORPORATION

                                       By: *
                                           ------------------------------------

                                       *
                                        ---------------------------------------
                                       Barbara M. Henagan


                                       *By: /s/ Robert H. Buescher
                                           ------------------------------------
                                           Robert H. Buescher,
                                             attorney-in-fact


                                       /s/ Barry M. Smith
                                       ----------------------------------------
                                       Barry M. Smith

                                       LIGHTHOUSE CAPITAL PARTNERS, II, L.P.
                                       By: Lighthouse Management Partners, II,
                                           L.P. its general partner



                                       By: Lighthouse Capital Partners, Inc.,
                                           its general partner


                                       By: /s/ Gwill E. York
                                           ------------------------------------

                                       Title: Gwill E. York
                                              ---------------------------------

                                       HEALTH CARE CAPITAL PARTNERS, L.P.
                                       By Ferrer Freeman Thompson & Co.
                                       LLC, its General Partner

                                       By: /s/ Robert T. Thompson
                                          -------------------------------------
                                       Name:  Robert T. Thompson
                                       Title: Manager
                                              ---------------------------------


                                       HEALTH CARE EXECUTIVE PARTNERS, L.P.
                                       By Ferrer Freeman Thompson & Co.
                                       LLC, its General Partner

                                       By: /s/ Robert T. Thompson
                                          -------------------------------------
                                       Name:   Robert T. Thompson
                                       Title: Manager
                                              ---------------------------------

                                    Exhibit A



Bessemer Venture Partners III L.P.
BVP III Special Situations L.P.
William T. Burgin
Brimstone Island Co. L. P.
Neill H. Brownstein
Robert H. Buescher
G. Felda Hardymon
Christopher F.O. Gabrieli
Gabrieli Family Foundation
Michael I. Barach
David J. Cowan
Diane N. McPartlin
Gautam A. Prakash
Robi L. Soni
Rodney A. Cohen
Richard R. Davis
Adam P. Godfrey
Belisarius Corporation
Bradford Mills
Robert J. S. Roriston
Thomas F. Ruhm
Russell P. Sternlicht
Quentin Corporation
Barbara M. Henagan
Barry M. Smith
Lighthouse Capital Partners II, L.P.
Health Care Capital Partners, L.P.
Health Care Executive Partners, L.P.